CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Variable Insurance Trust of our reports dated February 20, 2026, relating to the financial statements and financial highlights, of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in John Hancock Variable Insurance Trust’s Certified Shareholder Report on Form N-CSR for the year ended December 31, 2025. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2026

Appendix A

Trust	Fund Name	Report Date
John Hancock Variable Insurance Trust	John Hancock 500 Index Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Active Bond Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock American Asset Allocation Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock American Global Growth Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock American Growth-Income Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock American Growth Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Blue Chip Growth Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Capital Appreciation Value Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Core Bond Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Disciplined Value Emerging Markets Equity Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Disciplined Value International Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Equity Income Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Financial Industries Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Fundamental All Cap Core Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Fundamental Large Cap Value Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Global Equity Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Health Sciences Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock High Yield Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock International Equity Index Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock International Small Company Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Investment Quality Bond Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Lifestyle Balanced Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Lifestyle Conservative Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Lifestyle Growth Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Lifestyle Moderate Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Managed Volatility Balanced Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Managed Volatility Conservative Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Managed Volatility Growth Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Managed Volatility Moderate Portfolio	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Mid Cap Growth Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Mid Cap Index Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Mid Value Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Money Market Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Opportunistic Fixed Income Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Real Estate Securities Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Science & Technology Trust	February 20, 2026

Trust	Fund Name	Report Date
John Hancock Variable Insurance Trust	John Hancock Select Bond Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Short Term Government Income Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Small Cap Core Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Small Cap Index Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Small Cap Opportunities Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Small Cap Stock Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Small Company Value Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Strategic Equity Allocation Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Strategic Income Opportunities Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Total Bond Market Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Total Stock Market Index Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock U.S. Growth Trust	February 20, 2026
John Hancock Variable Insurance Trust	John Hancock Ultra Short Term Bond Trust	February 20, 2026